Loss per share	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Loss per share

10. Loss per share

Basic loss per share is calculated by dividing the loss attributable for the year to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year. As net losses from continuing operations were recorded in the year, the dilutive potential shares are anti-dilutive for the earnings per share calculation.

	December 31,
	2016			2017			2018
	Loss £	Weighted shares number	Loss per share £	Loss £	Weighted shares number	Loss per share £	Loss £	Weighted shares number	Loss per share £
Basic and diluted	(28,390,280)	44,789,893	(0.63)	(38,799,054)	69,012,348	(0.56)	(32,028,740)	71,144,786	(0.45)

The Company operates share option schemes (see Note 25) which could potentially dilute basic earnings per share in the future. In addition, there exist within equity 864,988 (2017: 864,988) shares to be issued which also have the potential to dilute basic earnings per share in the future (see Note 17).

As part of a license and option agreement with AstraZeneca (see Note 26), additional future payments of a maximum of 1,349,692 new ordinary shares would be payable on reaching certain clinical milestones.

Warrants totalling 41,286 were issued in 2018 that could potentially dilute basic earnings per share if converted. Warrants totalling 696,490 were issued in 2017 that could potentially dilute basic earnings per share if converted.

For transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these financial statements, see Note 29.